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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 24, 2004

       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
          Agreement, dated as of February 24, 2004, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization
          Trust 2004-IndyPort1, Mortgage Pass-Through Certificates,
                            Series 2004-IndyPort1).

                               IndyMac MBS, Inc.
                               ------------------
            (Exact name of registrant as specified in its charter)

        Delaware                    333-102888                   95-4791925
------------------------------    --------------             -----------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)


155 North Lake Avenue
Pasadena, California                                             91101
--------------------                                         -------------
(Address of Principal                                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2004-IndyPort1 (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1)

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1)

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INDYMAC MBS, INC.



                                            By:  /s/ Victor H. Woodworth
                                                 ---------------------------
                                                 Victor H. Woodworth
                                                 Vice President

Dated: February 24, 2004

                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
        Exhibit 5.1)                                                      5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                             5